Putnam
Investment Grade
Municipal Trust II

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

For income-oriented investors, including investors in tax-free municipal bonds, low interest rates over the period posed a dilemma. While low rates generally reflected a low-inflation environment, they also presented a challenge in terms of generating current income.

Richard Wyke, who manages Putnam Investment Grade Municipal Trust II, addresses the challenge of generating maximum current income primarily through careful selection of portfolio holdings. Putnam's edge in this regard is its extensive credit research capability, which allows Rick to choose higher-yielding securities from the lower tiers of the investment-grade spectrum with a high degree of confidence in the safety of these selections. There can never be ironclad guarantees against bond defaults, of course, but diligent, in-depth research has proven to be an effective tool for minimizing such unpleasant situations.

In the following report, Rick reviews your fund's performance during the fiscal year that ended on April 30, 1999, and discusses his current thinking about prospects for the fiscal year that has just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 16, 1999



Report from the Fund Manager

Richard P. Wyke

All the ingredients for positive municipal bond performance have been available some time now: robust economic growth, negligible inflation, and strong municipal balance sheets. The only drawback has been a slight rise in long-term interest rates. Nevertheless, thanks to careful security selection and well-placed sector bets, Putnam Investment Grade Municipal Trust II was able to deliver solid results for the 12 months ended April 30, 1999.

Total return for 12 months ended 4/30/99

            Net asset value            Market price
-----------------------------------------------------------------
                5.45%                     15.08%
-----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* MUNICIPAL MARKET EXHIBITS RELATIVE STABILITY

In a financial world where market highs and lows seem to be making headlines daily, the municipal market has unquestionably been one of the calmest. Municipal bond yields -- which rise as bond prices fall -- have moved up less than 20 basis points since the beginning of the year, while Treasury yields rose more in February than in any other single month in 10 years. While this means that municipal yields are heading back toward more traditional ratios, municipal yields are still quite attractive at 90% of comparable Treasuries.

As expected, with the slight rise in yields, the new supply of municipal bonds has tapered off. The calendar of new issues shows that about 20% to 30% fewer bonds came to market compared with the level for the same period last year. This lower supply was an important factor in sustaining municipal prices in late 1998 and early 1999 when Treasury prices fell so much. On the demand side, cash flow into municipal bonds has decreased over the past several months due to the stock market's astounding advances. Nevertheless, with supply still so low, the current supply/demand relationship remains positive for municipal bonds.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation     19.5%

Hospitals/
health care        18.0%

Utilities           9.9%

Education           5.5%

Waste
management          4.5%

Footnote reads:
*Based on net assets as of 4/30/99. Holdings will vary over time.


Concerns are gradually beginning to surface about the possible effects of Y2K and Medicare reform proposals on certain sectors of the municipal bond market. Such concerns are one reason why we have always considered security selection and credit analysis as part of the fundamental investment strategy for this fund. Opportunity comes from choosing issues correctly, rather than overall sector performance. Security and credit research becomes even more important when we invest in bonds that carry ratings at the lower end of the investment-grade market. These are the bonds that can add tremendously to a fund's income level, but they also mean greater credit risk and require the most meticulous research efforts.

* CALL PROTECTION STILL TOP PRIORITY

While interest rates have been low, one of the key challenges we faced is delivering an attractive level of income while maintaining high credit quality. Although yields on municipal securities have risen slightly over the past several months, these yields are still much lower than the yields provided by many of the portfolio's older bond holdings. As these older bonds reach their call dates, we continue to seek new holdings to maintain the fund's income stream. Our goal is to select bonds with the longest call dates so as to maximize the length of time these bonds will generate income for the fund while minimizing the possibility that they will be called by the issuer and refinanced at a lower interest rate.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AA/Aa -- 7.4%

A/A -- 20.1%

BBB/Baa -- 19.7%

BB/Ba and below -- 3.7%

VMIG1/A-1 -- 0.1%

AAA/Aaa -- 49.0%

Footnote reads:
*As a percentage of portfolio market value as of 4/30/99. A bond rated Baa or higher is considered investment grade. All ratings reflect Standard & Poor's and Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


For the most part, individual securities selection remains our key strategy for generating income for the fund. Once again New York City general obligation bonds were top performers, earning a credit upgrade as sustained economic growth, strong financial operations, and a sustained record of accurate revenue forecasts buoyed their creditworthiness.


"The credit quality of municipal bond issuers is the highest it has been in a decade."
 -- Tax Angles, April 1999


In selecting holdings, we have identified two industry sectors where taking on a little more credit risk can have rewarding results: transportation and utilities. The economy's strength continues to provide solid underpinnings for the transportation industry -- especially airlines and air freight. Bonds backed by American Airlines and used to finance terminal expansion at La Guardia and John F. Kennedy airports posted strong returns. American Airlines reported record earnings in 1998 as fuel prices remained low and passenger demand stayed high. The fund also holds Alliance Airport Authority revenue bonds issued on behalf of Federal Express Corp. Federal Express took advantage of the strong economy, turning in impressive revenues and profitability. Fed Ex also reached a five-year labor contract with its pilots, which adds to the security of these bonds.

In the utility sector, we believe that while deregulation and restructuring are still in the early stages, the prices of many municipal electric utility bonds have already been fully discounted and now represent significant value. We continue to hold bonds from issuers with low cost structures, attractive business strategies, and adequate resources for recovering costs incurred during the era of regulation. The fund's strong-performing Consolidated Edison holdings received a boost in creditworthiness as ConEd completed a profitable sale of its final bundle of power generation facilities. Two Nevada revenue bond issues, Southwest Gas Company and Nevada Power Company, contributed to the fund's positive performance as well. Nevada Power has a strong service territory with a concentration of non-nuclear power assets. The proposed merger of Southwest Gas with ONEOK would create the largest independent gas distributor in the United States.

* LOW INTEREST RATES INCREASED VALUE OF LEVERAGING

Low interest rates were advantageous for the fund's leveraging strategy, which historically has been useful in enhancing current income. In leveraging, the fund issues and sells preferred shares to institutional short-term investors at low rates and reinvests the proceeds in longer-term, higher-paying bonds. After earnings from the bonds are used to pay dividends to the preferred shareholders, the surplus is used to enhance income for the common shareholders. With the Federal Reserve Board lowering short-term interest rates three times last fall and long-term interest rates edging up over the past several months, the spread between short- and long-term rates widened, making leveraging an even more successful income-generating strategy over the annual period.

With indications that inflation may be starting to rise, the consumer price index is moving towards an annualized core inflation rate of approximately 2%. Since inflation in 1998 was practically nonexistent, a move to 2% may seem tremendous, but is actually still well below what has been generally considered average (4%). And despite some signs of inflation, we still live predominately in a deflationary world where many prices are falling. Just look at online stock trading prices and the discounts available from online bookstores for evidence of deflation.

It is important to keep inflation in mind when investors determine what constitutes a good rate of return. Simply put, a yield of 6% with 2% inflation is still a solid return, especially once the psychology of an advancing stock market begins to shift. When that happens, a steady 4% after-inflation yield looks very good in addition to the benefit of substantially less volatility.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust II is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 4/30/99

                                              Lehman Brothers
                                    Market    Municipal Bond     Consumer
(common shares)           NAV        price        Index         price index
----------------------------------------------------------------------------
1 year                   5.45%       15.08%        6.95%           2.28%
----------------------------------------------------------------------------
5 years                 39.42        64.16        43.57           12.75
Annual average           6.87        10.42         7.50            2.43
----------------------------------------------------------------------------
Life of fund (11/27/92) 55.41        58.91        55.22           17.04
Annual average           7.11         7.48         7.10            2.48
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/99

-----------------------------------------------------------------------------
Distributions (common shares)
-----------------------------------------------------------------------------
Number                                                     12
-----------------------------------------------------------------------------
Income                                                   $0.96
-----------------------------------------------------------------------------
Capital gains1                                            --
-----------------------------------------------------------------------------
  Total                                                  $0.96
-----------------------------------------------------------------------------
Preferred shares                               Series A          Series B
                                             (630 shares)      (630 shares)
-----------------------------------------------------------------------------
Income                                        $1,740.50         $1,746.72
-----------------------------------------------------------------------------
  Total                                       $1,740.50         $1,746.72
-----------------------------------------------------------------------------
Share value (common shares)                      NAV           Market price
-----------------------------------------------------------------------------
4/30/98                                       $14.13            $14.125
-----------------------------------------------------------------------------
4/30/99                                        13.94             15.250
-----------------------------------------------------------------------------
Current return (common shares/end of period)
-----------------------------------------------------------------------------
Current dividend rate2                          6.89%             6.30%
-----------------------------------------------------------------------------
Taxable equivalent3                            11.41             10.43
-----------------------------------------------------------------------------

1 Capital gains if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 3/31/99 (most recent calendar quarter)

                                                                Market
(common shares)                                NAV              price
-----------------------------------------------------------------------------
1 year                                         4.04%            5.73%
-----------------------------------------------------------------------------
5 years                                       38.87            58.72
Annual average                                 6.79             9.68
-----------------------------------------------------------------------------
Life of fund (since 11/27/92)                 54.74            54.18
Annual average                                 7.13             7.07
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do no match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended April 30, 1999


To the Trustees and Shareholders of
Putnam Investment Grade Municipal Trust II

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust II (the "fund") at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 14, 1999




The fund's portfolio
April 30, 1999


KEY TO ABBREVIATIONS
AMBAC           -- AMBAC Indemnity Corporation
CLI Insd.       -- Connie Lee Insurance Insured
G.O. Bonds      -- General Obligation Bonds
FGIC            -- Financial Guaranty Insurance Company
FRB             -- Floating Rate Bonds
FSA             -- Financial Security Assurance
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll.-- U.S. Government Collaterized
VRDN            -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.7%) (a)
PRINCIPAL AMOUNT                                                                                RATING(RAT)          VALUE
Alaska (0.9%)
--------------------------------------------------------------------------------------------------------------------------
     $    2,000,000  Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                       7 1/8s, 12/1/25                                                          AA+         $    2,197,500

Arizona (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  Maricopa Cnty., U. School Dist. No. 41 Gilbert Cap.
                       Appn. G.O. Bonds, FGIC, zero %, 1/1/07                                   Aaa              4,320,000
            200,000  Pima Cnty., Indl. Dev. Auth. VRDN (Tucson Elec.
                       Pwr. Co.-Irvington), Ser. A, 3.35s, 10/1/22                              VMIG1              200,000
                                                                                                            --------------
                                                                                                                 4,520,000

California (4.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  CA Hlth. Fac. Fin. Auth. IFB (Catholic Healthcare
                       West), AMBAC, 6.786s, 7/1/17                                             Aaa              5,225,000
          2,500,000  CA State U. IFB, AMBAC, 8.443s, 11/1/21
                       (acquired 9/2/94, cost $2,681,272) (RES)                                 Aaa              2,868,750
          1,250,000  CA Statewide Cmntys. Dev. Auth. (The Internext
                       Group), 5 3/8s, 4/1/30                                                   BBB              1,226,563
          3,500,000  Foothill/Eastern Trans. Corridor Agcy. Toll Rd.
                       Rev. Bonds, Sr. Lien, Ser. A, stepped-coupon
                       zero % (7s, 1/1/05), 2008 (STP)                                          Baa              2,852,500
                                                                                                            --------------
                                                                                                                12,172,813

Colorado (7.8%)
--------------------------------------------------------------------------------------------------------------------------
                     Denver, City & Cnty. Arpt. Rev. Bonds
          3,675,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1             4,093,031
          1,325,000    Prerefunded, Ser. A, 8 3/4s, 11/15/23                                    Aaa              1,508,844
          2,285,000    Ser. A, 8 1/2s, 11/15/23                                                 Baa1             2,464,944
            215,000    Prerefunded, Ser. A, 8 1/2s, 11/15/23                                    Aaa                234,888
          1,525,000    Ser. A, 8s, 11/15/25                                                     Baa1             1,633,656
            735,000    Ser. A, 8s, 11/15/25                                                     Baa1               792,881
            265,000    Prerefunded, Ser. A, 8s, 11/15/25                                        Aaa                292,163
            145,000    Prerefunded, Ser. A, 8s, 11/15/25                                        Aaa                157,325
          1,000,000    Ser. D, 7 3/4s, 11/15/13                                                 Baa1             1,258,750
          5,250,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                       (Newport Village), Ser. A-8, FSA, 7.1s, 1/1/30                           Aaa              5,814,375
          1,275,000  Wheat Ridge, Indl. Dev. FRB (La Quinta
                       Motor Inns), 4.05s, 4/1/04                                               A-1+             1,275,000
                                                                                                            --------------
                                                                                                                19,525,857

Florida (10.0%)
--------------------------------------------------------------------------------------------------------------------------
                     Broward Cnty., Resource Recvy. Rev. Bonds
          9,650,000    (SES Broward Cnty. LP South), 7.95s, 12/1/08                             A3              10,146,686
          1,045,000    (Waste-Energy LP North), 7.95s, 12/1/08                                  A3               1,098,786
          1,000,000  FL State Board of Ed. Cap. Outlay G.O. Bonds,
                       Ser. A, 7 1/4s, 6/1/23                                                   AA+              1,059,670
          5,000,000  Lee Cnty., Board of Directors Hosp. IFB
                       (Lee Memorial Hosp.), MBIA, 8.867s, 3/26/20                              Aaa              5,843,750
          1,625,000  Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                          Baa3             1,736,719
          5,000,000  Port Everglades, Auth. Rev. Bonds, Ser. A, 5s, 9/1/16                      BBB              5,010,350
                                                                                                            --------------
                                                                                                                24,895,961

Georgia (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          6,340,000  Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                       (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22 (SEG)                     Aaa              7,401,950

Hawaii (2.6%)
--------------------------------------------------------------------------------------------------------------------------
                     HI State Arpt. Syst. Rev. Bonds
          2,000,000    AMBAC, 7.3s, 7/1/20                                                      Aaa              2,110,000
          4,000,000    FGIC, 7s, 7/1/10                                                         Aaa              4,305,000
                                                                                                            --------------
                                                                                                                 6,415,000

Illinois (5.6%)
--------------------------------------------------------------------------------------------------------------------------
          7,750,000  Central Lake Cnty., Joint Action Wtr. Agcy.
                       G.O. Bonds, 6s, 2/1/19                                                   Aa               8,156,875
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          1,955,000    (United Air Lines, Inc.), Ser. C, 8.2s, 5/1/18                           Baa2             2,013,650
          2,250,000    (American Airlines, Inc.), Ser. A, 7 7/8s, 11/1/25                       Baa1             2,407,500
          1,500,000  IL, Dev. Fin. Auth. Hosp. Rev. Bonds
                       (Adventist Hlth. Syst./Sunbelt Obligation),
                       5.65s, 11/15/24                                                          Baa1             1,477,500
                                                                                                            --------------
                                                                                                                14,055,525

Indiana (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Marion Cnty., Ind. Convention & Rectl. Fac. Auth.
                       Rev. Bonds (Excise Tax Rev. Lease Rental),
                       Ser. A, AMBAC, 7s, 6/1/21                                                Aaa              2,150,000

Kansas (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,600,000  Burlington, Poll. Control Rev. Bonds
                       (Kansas Gas & Electric Co.), MBIA, 7s, 6/1/31                            Aaa              2,808,000

Kentucky (4.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,030,000  Jefferson Cnty., Cap. Corp. Rev. Bonds,
                       MBIA, 5 1/2s, 6/1/28                                                     Aaa              5,212,338
          2,200,000  Jefferson Cnty., Hosp. Rev. Bonds IFB, Unrefunded,
                       6.436s, 10/1/14                                                          Aaa              2,398,000
          4,000,000  Kenton Cnty., Special Fac. Arpt. Rev. Bonds
                       (Delta Airlines), Ser. A, 7 1/2s, 2/1/12                                 Baa3             4,355,000
                                                                                                            --------------
                                                                                                                11,965,338

Louisiana (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Beauregard, Parish Rev. Bonds
                       (Boise Cascade Corp.), 7 3/4s, 6/1/21                                    Baa3             2,150,000
            500,000  St. Charles Parish, Poll. Control Rev. Bonds
                       (LA Pwr. & Lt.), 8 1/4s, 6/1/14                                          Baa3               516,290
                                                                                                            --------------
                                                                                                                 2,666,290

Massachusetts (6.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,750,000  MA State Hlth. & Ed. Fac. Auth. Rev. Bonds
                       (Caritas Christian Oblig. Group),
                       Ser. A, 5 5/8s, 7/1/20                                                   Baa2             2,715,625
                     MA State Hlth. & Edl. Fac. Auth. IFB
          2,000,000    (Beth Israel-Deaconess Hosp.), AMBAC,
                       9.751s, 10/1/31                                                          Aaa              2,322,500
          5,500,000    (Med. Ctr. of Central MA), Ser. B, AMBAC,
                       9.52s, 6/23/22                                                           Aaa              7,198,125
          3,000,000  MA State Port Auth. Rev. Bonds, 13s, 7/1/13                                Aaa              4,995,000
                                                                                                            --------------
                                                                                                                17,231,250

Michigan (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Detroit, Wtr. Supply Syst. IFB, FGIC, 9.729s, 7/1/22                       Aaa              2,325,000
            200,000  Ingham Cnty. Econ. Dev. Corp. Ltd. Rev. Bonds,
                       VRDN (Martin Luther Memorial Home, Inc.),
                       4.15s, 4/1/22                                                            A-1+               200,000
                                                                                                            --------------
                                                                                                                 2,525,000

Nevada (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Clark Cnty., Indl. Dev. Rev. Bonds
                       (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                            Baa2             3,288,750
          2,000,000  Clark Cnty., Indl. Dev. Rev. Bonds (NV Pwr. Co.),
                       Ser. C, 5 1/2s, 10/1/30                                                  BBB-             2,000,000
                                                                                                            --------------
                                                                                                                 5,288,750

New Jersey (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,645,000  NJ, Hlth. Care Fac. Fin. Auth. Rev. Bonds (Jersey
                       Shore Med. Ctr.), AMBAC, 6 3/4s, 7/1/19                                  Aaa              5,231,431

New York (15.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                       Ser. A, 5 1/4s, 12/1/26                                                  A-               2,007,500
                     NY City, G.O. Bonds
          2,900,000    Ser. B, 7 1/2s, 2/1/06                                                   A-               3,197,250
          1,100,000    Prerefunded, Ser. B, 7 1/2s, 2/1/06                                      A-               1,223,750
          5,000,000    Ser. D, 5 1/4s, 8/1/21                                                   A-               5,000,000
            300,000  NY City, Hsg. Dev. Corp. Mtge. VRDN
                       (Multi-Fam. James Twr. Dev.), Ser. A, 3.8s, 7/1/05                       A-1+               300,000
          6,250,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                       Prerefunded Ser. A, MBIA, US Govt. Coll.
                       7s, 6/15/15                                                              Aaa              6,867,188
                     NY State Dorm. Auth. Rev. Bonds
                       (State U. Edl. Fac.), Ser. A
          6,500,000    7.7s, 5/15/12                                                            Aaa              6,920,550
          5,000,000    5 7/8s, 5/15/17                                                          A-               5,525,000
          5,000,000  NY State Energy Res. & Dev. Auth. Elec. Fac.
                       Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                       Ser. A, 7 1/2s, 1/1/26                                                   A+               5,156,500
                     NY State Urban Dev. Corp. Rev. Bonds
                       (Syracuse U.)
          1,440,000    6s, 1/1/07                                                               Baa1             1,582,200
          1,360,000    6s, 1/1/06                                                               Baa1             1,487,500
                                                                                                            --------------
                                                                                                                39,267,438

Oklahoma (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,555,000  Tulsa, Indl. Auth. Hosp. Rev. Bonds
                       (Hillcrest Med. Ctr.), CLI Insd., 6 1/4s, 6/1/10                         AAA              4,114,913

Pennsylvania (5.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                       (Magee-Womans Hosp. ), FGIC, 6s, 10/1/13                                 Aaa              3,225,000
          2,000,000  Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Environmental Import USX), 6.7s, 12/1/20                                Baa2             2,175,000
          5,000,000  Dauphin Cnty., Auth. Hosp. Rev. Bonds
                       (Hapsco-Western PA Hosp.), Ser. A, MBIA,
                       6 1/2s, 7/1/12                                                           Aaa              5,393,750
          2,000,000  Delaware Cnty., Indl. Dev. Auth. Rev. Bonds,
                       Ser. A, 6.2s, 7/1/19                                                     A-               2,070,000
          2,700,000  PA State Higher Ed. Assistance Agcy. Rev. Bonds
                       (Student Loan IFB), Ser. A, 6 1/4s,
                       7/1/13 (acquired 5/1/96, cost $2,537,676)
                       (In Default) (NON) (RES)                                                 CCC                891,000
                                                                                                            --------------
                                                                                                                13,754,750

South Carolina (2.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Spartanburg Cnty. Solid Waste Disp. Rev. Bonds
                       (Bayerische Motoren Werke), 7.55s, 11/1/24                               A/P              5,693,750
Tennessee (5.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Maury Cnty. Indl. Dev. Board Poll. Control
                       Rev. Bonds (Saturn Corp.), 6 1/2s, 9/1/24                                A                3,307,500
          8,300,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                       Tenn. Wtr. & Swr. IFB, AMBAC, 8.783s, 1/1/22                             Aaa              9,607,250
                                                                                                            --------------
                                                                                                                12,914,750

Texas (4.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,700,000  Alliance, Arpt. Auth. Rev. Bonds
                       (Federal Express Corp.), 6/38s, 4/1/21                                   Baa2             1,821,125
          1,250,000  Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                       Rev. Bonds (American Airlines, Inc.),
                       7 1/2s, 11/1/25                                                          Baa1             1,329,688
          1,750,000  North Central Hlth. Fac. Dev. Corp. IFB
                       (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                       10.595s, 6/22/21                                                         Aaa              2,025,625
          3,000,000  Nueces Cnty., Port of Corpus Christi Rev. Bonds
                       (Union Pacific), 5.65s, 12/1/22                                          Baa3             3,075,000
          3,000,000  Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                       Rev. Bonds (Southwestern Elec. Pwr. Co.),
                       Ser. A, 8.2s, 8/1/11                                                     A1               3,337,500
                                                                                                            --------------
                                                                                                                11,588,938

Utah (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  UT, State Board Regents Student Loan Rev. Bonds,
                       Ser. H, AMBAC, 6.7s, 11/1/15                                             Aaa              5,368,750

Washington (3.6%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                             AA+              6,735,000
          2,000,000  Tacoma, Elec. Syst. IFB, AMBAC, 9.448s, 1/2/15                             Aaa              2,265,000
                                                                                                            --------------
                                                                                                                 9,000,000

West Virginia (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Mason Cnty., Poll. Ctrl. Rev. Bonds
                       (Appalachian Pwr. Co.), Ser. I, 6.85s, 6/1/22                            Baa1             3,247,496
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $237,882,890) (b)                                              $  246,001,450
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $249,264,001.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30,
      1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1999. Securities rated by
      Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $237,882,890, resulting in gross unrealized appreciation and depreciation of $11,250,012 and $3,131,452, respectively, or net unrealized appreciation of $8,118,560.

(NON) Non-income producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      April 30, 1999 was $3,759,750 or 1.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 1999.

      The rates shown on FRB, VRDN and IFB which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 1999.

      The fund had the following industry group concentrations greater than 10% at April 30, 1999 (as a percentage of net assets):

               Transportation            19.5%
               Hospitals/health care     18.0

      The fund had the following insurance concentrations greater than 10% at April 30, 1999 (as a percentage of net assets):

               AMBAC                     16.1%
               MBIA                      14.3


-------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 1999

                                       Aggregate Face   Expiration  Unrealized
                         Total Value       Value           Date    Appreciation
-------------------------------------------------------------------------------
Muni Bond
Future (long)           $17,246,250     $17,217,834      June 99      $28,416
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $237,882,890) (Note 1)                                            $246,001,450
-----------------------------------------------------------------------------------------------
Cash                                                                                    196,870
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   4,779,167
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                           50,000
-----------------------------------------------------------------------------------------------
Total assets                                                                        251,027,487

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 1,068,481
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                            179,375
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            438,233
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               23,377
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            11,649
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              2,050
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   40,321
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,763,486
-----------------------------------------------------------------------------------------------
Net assets                                                                         $249,264,001

Represented by
-----------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares, (1,260 shares
issued and outstanding at $50,000 per share) (Note 4)                              $ 63,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)             186,297,703
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (1,175,212)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (7,005,466)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            8,146,976
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $249,264,001

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares                                         $ 63,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                           69,043
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares -- liquidation preference        63,069,043
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                               186,194,958
-----------------------------------------------------------------------------------------------
Net asset value per common share ($186,194,958 divided by 13,357,092 shares)             $13.94
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended April 30, 1999
Tax exempt interest income:                                                         $15,716,082
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,760,226
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          232,009
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        11,301
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,260
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  23,041
-----------------------------------------------------------------------------------------------
Auditing                                                                                 40,204
-----------------------------------------------------------------------------------------------
Legal                                                                                    11,137
-----------------------------------------------------------------------------------------------
Postage                                                                                  23,028
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                  190,889
-----------------------------------------------------------------------------------------------
Other                                                                                    31,600
-----------------------------------------------------------------------------------------------
Total expenses                                                                        2,329,695
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (26,109)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          2,303,586
-----------------------------------------------------------------------------------------------
Net investment income                                                                13,412,496
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (1,648,027)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                         433,285
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the year        220,454
-----------------------------------------------------------------------------------------------
Net loss on investments                                                                (994,288)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $12,418,208
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended April 30
                                                                                -------------------------------
                                                                                       1999            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 13,412,496    $ 14,218,035
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              (1,214,742)        507,758
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              220,454       6,253,086
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 12,418,208      20,978,879

Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (2,196,948)     (2,320,529)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of
$69,043 and $76,159, respectively)                                                   10,221,260      18,658,350
---------------------------------------------------------------------------------------------------------------

Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                          (12,821,751)    (12,821,881)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              (2,600,491)      5,836,469

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   251,864,492     246,028,023
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income and undistributed net investment
income of $1,175,212 and $412,576, respectively)                                   $249,264,001    $251,864,492
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                               13,357,092      13,357,092
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of year                                                                           1,260           1,260
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period (common shares)                $14.13           $13.70           $13.79           $13.94           $14.30
------------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.00             1.06             1.07             1.09             1.14
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.07)             .50             (.03)            (.10)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .93             1.56             1.04              .99              .98
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.16)            (.17)            (.17)            (.18)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.96)            (.96)            (.96)            (.96)            (.96)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                              --               --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --               --             (.20)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.12)           (1.13)           (1.13)           (1.14)           (1.34)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                    $13.94           $14.13           $13.70           $13.79           $13.94
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                                     15.25          $14.125          $14.250          $13.875          $12.750
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at market
value (common shares) (%)(a)                        15.08             5.63             9.86            16.62             5.39
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                      $249,264         $251,864         $246,028         $247,234         $249,223
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.23             1.26             1.26             1.24             1.28
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         5.93             6.26             6.51             6.41             7.10
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         17.07            25.71            45.48           160.28            85.63
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the period ended April 30, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
April 30, 1999

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust II (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management, following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1999, the fund had a capital loss carryover of approximately $5,130,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover          Expiration
--------------        --------------
    $2,203,000        April 30, 2004
     2,651,000        April 30, 2005
       243,000        April 30, 2006
        33,000        April 30, 2007

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 1999 was Series A-3.22%, Series B-3.27%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and permanent differences of post-October loss deferrals, defaulted bond interest, unrealized gains and losses on certain futures contracts, market discounts, capital loss carryover and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 1999, the fund reclassified $18,415 to decrease distributions in excess of net investment income and $5 to increase paid-in-capital, with an increase to accumulated net realized losses of $18,420. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of any amount thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 1999, fund expenses were reduced by $26,109 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $470 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended April 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $42,251,818 and $43,216,837, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A (630 shares) and B (630 shares) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1999, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Results of October 1, 1998 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 1, 1998. At the meeting, each of the nominees for Trustees was elected, as follows:

                                 Common Shares           Preferred Shares
                                            Votes                      Votes
                            Votes for     withheld     Votes for     withheld

Jameson Adkins Baxter       9,219,878      148,850         732           2
Hans H. Estin               9,213,117      155,611         732           2
Ronald J. Jackson           9,213,486      155,242         732           2
Paul L. Joskow              9,217,132      151,596         732           2
Elizabeth T. Kennan         9,208,750      159,878         732           2
Lawrence J. Lasser          9,213,945      154,783         732           2
John H. Mullin III          9,216,835      151,893         732           2
Donald S. Perkins           9,210,700      158,028         732           2
William F. Pounds           9,201,137      167,591         732           2
George Putnam               9,206,276      162,452         732           2
George Putnam, III          9,220,771      147,957         732           2
A.J.C. Smith                9,214,086      154,642         732           2
W. Thomas Stephens          9,214,803      153,925         732           2
W. Nicholas Thorndike       9,213,418      155,310         732           2

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows:

Common Shares -- 9,206,162 votes for, and 63,653 votes against, with 98,913 abstentions.

Preferred Shares -- 733 votes for, and 0 votes against, with 1 broker non-vote.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to making loans was approved as follows:

Common Shares -- 7,137,996 votes for, and 474,736 votes against, with 1,755,996 abstentions and broker non-votes.

Preferred Shares -- 548 votes for, and 184 votes against, with 2 abstentions.

A proposal to approve an amendment to the fund's fundamental policy concerning the purchase of bonds paying interest subject to the Federal Alternative Minimum Tax was approved as follows:

Common Shares -- 7,169,153 votes for, and 472,534 votes against, with 1,727,041 abstentions and broker non-votes.

Preferred Shares -- 648 votes for, and 84 votes against, with 2 abstentions.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


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